Financing for JD Health	12 Months Ended
Dec. 31, 2019
Financing For Subsidiary Group
Financing for JD Health
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4
. Financing for JD Health
In May 2019, the Group’s healthcare subsidiary, JD Health International, Inc. (“JD Health”) entered into definitive agreements for the non-redeemable
series A preferred share financing (“JD Health Series A Preferred Shares”) with a group of third-party investors. The total amount of financing raised wa
s
US$931 million, representing 13.5% of the ownership of JD Health on a fully diluted basis.
The Group determined that JD Health Series A Preferred Shares should be classified as non-controlling
interests upon its issuance since they were not redeemable by the holders. As of December 31, 2019, among the proceeds received, RMB1,045,400  was recorded as non-controlling
interests and RMB5,232,343 was recorded as additional
paid-in
capital.